SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 24, 2007

(Date of Report)

October 22, 2007

(Date of Earliest Event Reported)

Desert Mining, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-32123	87-0664962
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer I.D. No.)

4328 Hwy. 66, Longmont, CO 80504

(Address of Principal Executive Offices)

(970) 535-6213

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company accepted the resignations of Peter K. Nelson (President, Secretary, Treasurer, CFO and director), Randall B. Anderson (Chief Executive Officer and Director) and Craig E. Gunter (director) effective October 22, 2007.  None of the resigning officers/directors had a dispute with the Company.  All resigning officers/directors tendered their resignations to pursue other activities.

Gabriel Holt assumes the positions of President, Secretary, Treasurer and Chief Financial Officer and will remain as the sole director until such time as new directors are elected or the Company appoints new officers and/or directors.

SIGNATURES

In accordance with the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DESERT MINING, INC.

Date:  October 24, 2007

By:/s/ Gabriel Holt

Gabriel Holt

President

2